UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2019

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SOUTHWESTERN ENERGY COMPANY
(Exact name of registrant as specified in its charter)

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Delaware	001-08246	71-0205415
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

10000 Energy Drive Spring, Texas	77389
(Address of principal executive offices)	(Zip Code)

(832) 796-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
        ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
        ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
        ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
Third Amendment to 2013 Incentive Plan
On May 21, 2019, at the Company’s annual meeting of shareholders (the “Annual Meeting”), the Company’s shareholders voted to approve an amendment to the Southwestern Energy Company 2013 Incentive Plan (as previously amended, the “2013 Plan”) to increase the number of shares of the Company’s common stock that the Company is authorized to issue or award under the 2013 Plan by 36,000,000 shares to a total of 88,700,000 shares (the “Incentive Plan Amendment”). The Incentive Plan Amendment was adopted by the Company’s Board of Directors effective as of May 21, 2019, subject to shareholder approval.
A description of the material terms of the Incentive Plan Amendment was included in the Company’s 2019 proxy statement filed with the Securities and Exchange Commission on April 11, 2019, and the proxy statement’s description of the Incentive Plan Amendment is incorporated herein by reference. The description in the proxy statement and the foregoing description are qualified in their entirety by reference to the Incentive Plan Amendment, which is filed as Exhibit 4.1 to this Current Report on Form 8-K.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, the shareholders elected each of the following individuals to serve on the Board of Directors for a term of one year, or until his or her successor is duly elected and qualified, with the votes, rounded to the nearest whole share, cast as follows:

JOHN D. GASS	For:	399,987,922
	Against:	4,857,991
	Abstain:	658,531
	Nonvotes:	78,061,748

CATHERINE A. KEHR	For:	392,721,607
	Against:	12,127,747
	Abstain:	655,091
	Nonvotes:	78,061,748

GREG D. KERLEY	For:	394,868,690
	Against:	10,152,358
	Abstain:	483,397
	Nonvotes:	78,061,748

JON A. MARSHALL	For:	393,383,581
	Against:	10,137,069
	Abstain:	1,983,795
	Nonvotes:	78,061,748

PATRICK M. PREVOST	For:	391,742,774
	Against:	11,775,886
	Abstain:	1,985,785
	Nonvotes:	78,061,748

ANNE TAYLOR	For:	400,349,133
	Against:	4,485,048
	Abstain:	670,265
	Nonvotes:	78,061,748

WILLIAM J. WAY	For:	398,341,390
	Against:	5,311,649
	Abstain:	1,851,406
	Nonvotes:	78,061,748

In addition, the following proposals were voted at the Annual Meeting:
With respect to the advisory vote regarding the compensation of the Company’s named executive officers disclosed in the proxy statement, which vote is referred to as the “say-on-pay vote,” the shareholders have approved the compensation of the Company’s named executive officers, with the votes, rounded to the nearest whole share, cast as follows:

For:	370,071,205
Against:	33,094,127
Abstain:	2,339,114
Nonvotes:	78,061,748
The proposal as set forth in the proxy statement to approve the Incentive Plan Amendment was approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	361,859,463
Against:	42,862,317
Abstain:	782,665
Nonvotes:	78,061,748
The ratification of the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2019 was approved by the shareholders, with the votes, rounded to the nearest whole share, cast as follows:

For:	466,185,814
Against:	16,502,764
Abstain:	877,615

SECTION 8 - Other Events
Item 8.01 Other Events.
At the Special Meeting of the Board of Directors of the Company held immediately following the Annual Meeting, the Board of Directors of the Company re-appointed Catherine A. Kehr as Chairman of the Board.
SECTION 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX
Exhibit No.	Description
4.1	Third Amendment to Southwestern Energy Company 2013 Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWESTERN ENERGY COMPANY

Dated: May 21, 2019	By:	/s/ John C. Ale
	Name:	John C. Ale
	Title:	Senior Vice President, General Counsel and
Secretary